EARNINGS PER SHARE (Schedule of Earnings (Loss) Per Share) (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
Net income per share:
Net income available to holders of Ordinary shares	$ 6,229	$ 4,462
Denominator (number of shares in thousands):
Weighted average number of shares	55,262,453	54,811,893
Add-employee stock options	753	803
Adjusted weighted average shares assuming exercise of options	56,014,927	55,614,782